INVESTMENTS IN UNCONSOLIDATED AFFILIATES	9 Months Ended
Sep. 30, 2025
Equity Method Investments and Joint Ventures [Abstract]
INVESTMENTS IN UNCONSOLIDATED AFFILIATES	INVESTMENTS IN UNCONSOLIDATED AFFILIATES
As of September 30, 2025, Dole’s investments in unconsolidated affiliates were $142.7 million, of which $136.3 million represented equity method investments, and $6.4 million represented investments in which Dole does not have significant influence. As of December 31, 2024, Dole’s investments in unconsolidated affiliates were $129.3 million, of which $126.2 million represented equity method investments, and $3.1 million represented investments in which Dole does not have significant influence.
Dole’s consolidated net income includes its proportionate share of the net income or loss of equity method investments in affiliates. When Dole records its proportionate share of net income, it increases equity method earnings in the condensed consolidated statements of operations and the carrying value in that investment in the condensed consolidated balance sheets. Conversely, when Dole records its proportionate share of a net loss, it decreases equity method earnings in the condensed consolidated statements of operations and the carrying value in that investment in the condensed consolidated balance sheets. Cash dividends received from investments in which Dole does not have significant influence are recorded in other income (expense), net, and have historically not been significant.
During the nine months ended September 30, 2025, Dole divested of a portion of ownership shares in an equity method investment located in the U.S. and recognized a gain in equity method earnings of $6.9 million, net of income tax. The Company continues to hold ownership in the investment and will account for it as an investment in which the Company does not have significant influence. This disposal was part of a non-cash transaction whereby Dole effectively exchanged a portion of its ownership shares in this equity method investment for an additional shareholding in a non-wholly owned consolidated subsidiary in the U.S.
For the three and nine months ended September 30, 2025 total equity method earnings were $6.6 million and $23.4 million, respectively. For the three and nine months ended September 30, 2024, total equity method earnings was $2.3 million and $8.7 million, respectively.
Transactions with Unconsolidated Affiliates
In the ordinary course of business, Dole enters into arm’s length transactions with unconsolidated affiliates, which include trading sales and purchases of goods and other supplies. From time to time, Dole also provides both seasonal and long-term loans to these affiliates, though these amounts have historically not been significant. The following table presents sales to and purchases from investments in unconsolidated affiliates for the three and nine months ended September 30, 2025 and September 30, 2024:

	Three Months Ended		Nine Months Ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024

	(U.S. Dollars in thousands)
Sales	$42,747	$24,795	$96,076	$81,446
Purchases	48,488	44,688	129,897	120,587
The following tables presents amounts due from and to investments in unconsolidated affiliates as of September 30, 2025 and December 31, 2024:

	September 30, 2025	December 31, 2024

	(U.S. Dollars in thousands)
Amounts due from investments in unconsolidated affiliates presented within trade receivables	$17,384	$26,053
Amounts due from investments in unconsolidated affiliates presented within other receivables	10,367	2,374
Amounts due from investments in unconsolidated affiliates presented within other assets	13,268	8,132
Amounts due to investments in unconsolidated affiliates presented within accounts payable	(13,134)	(9,778)